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                                                                    Exhibit 10.2


                           RESOLUTION ADOPTED BY THE

                       COMPENSATION & SELECTION COMMITTEE

                                JANUARY 26, 1994


                              SUPPLEMENTAL MEDICAL
                             INSURANCE PLAN (HOCH)


The Compensation and Selection Committee of the Board of Directors hereby approves the participation by Orion L. Hoch and Catherine Nan Hoch, individually, in the Supplemental Medical Insurance Plan for their respective lifetimes.

                                      COMPENSATION AND SELECTION
                                      COMMITTEE


                                      /s/ Wallace W. Booth
                                      _________________________________________
                                      Wallace W. Booth, Chairman


                                      /s/ Paul Bancroft, III
                                      _________________________________________
                                      Paul Bancroft, III


                                      /s/ William C. Edwards
                                      _________________________________________
                                      William C. Edwards


                                      /s/ Carol B. Hallett
                                      _________________________________________
                                      Carol B. Hallett



                                 EXH. 10.2-1